Supplement dated November 21, 2012

To

Clipper Fund

Prospectus dated April 30, 2012

The section of the prospectus titled “Frequent Purchases and Redemptions of Fund Shares” has been supplemented as follows:

Due to the significant possibility that capital gains rates will increase after the end of the current year, Clipper Fund has waived the following market timing policy through December 31, 2012.

Clipper Fund’s Board of Directors has adopted a 30-day restriction policy with respect to the frequent purchase and redemption of Fund shares. Under the 30-day restriction any shareholder redeeming shares from the Fund will be precluded from investing in the Fund for 30 calendar days after the redemption transaction.

The policy will be enforced after December 31, 2012 and this temporary waiver does not affect any other market timing policies.